UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. 1)

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WinVest Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION, DATED MAY [●], 2023

LETTER TO STOCKHOLDERS OF WINVEST ACQUISITION CORP.

125 Cambridgepark Drive, Suite 301

Cambridge, MA 02140

Dear WinVest Acquisition Corp. Stockholder:

You are cordially invited to attend a special meeting of WinVest Acquisition Corp., a Delaware corporation (“WinVest,” or the “Company”), which will be held on June 12, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

The accompanying notice of the Stockholder Meeting and proxy statement describe the business we will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated         , 2023, and is first being mailed to stockholders on or about            , the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend our amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) from June 17, 2023 (the “Current Termination Date”) to July 17, 2023 (the “Charter Extension Date”) and to allow us, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month (or such shorter period as the Sponsor shall request) each time after the Charter Extension Date, by resolution of our board of directors (the “Board”), if requested by WinVest SPAC LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 17, 2023 (each, an “Additional Charter Extension Date”), or a total of up to six months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that we may not consummate any Business Combination unless we have net tangible assets of at least $5,000,001 (the “Redemption Limitation”) upon consummation of such Business Combination (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — Trust Amendment Proposal — To amend the Company’s Investment Management Trust Agreement (the “Trust Agreement,” and such amendment, the “Trust Amendment”), dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”) to extend the date (the “Liquidation Date”) on which the Trustee must liquidate the trust account (“Trust Account”) established by the Company in connection with its initial public offering from June 17, 2023 to July 17, 2023, and to allow the Company, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from July 17, 2023 to December 17, 2023 (the “Trust Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement; and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of our common stock, par value $0.0001 per share (“Common Stock”), represented either in person (including virtually) or by proxy to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, prior to filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State to effectuate the Charter Extension and entering into the Trust Amendment with Continental, the Sponsor (or one or more of its affiliates, members or third-party designees, including, but not limited to, any parties to a business combination agreement or their affiliates) (the “Lender”) shall lend the Company $65,000 (the “Monthly Extension Payment”), which the Company shall deposit into the Trust Account (as defined below), upon the Company’s first drawdown under a non-interest bearing, unsecured promissory note in the amount of up to $390,000, to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that we have not consummated an initial business combination (a “Business Combination”) by July 17, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete a Business Combination), provided that we draw down and deposit into the Trust Account, for each such extension, the Monthly Extension Payment under the Note, for an aggregate deposit of up to $325,000 (if all five additional extensions are exercised). If we complete a Business Combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If we do not complete a Business Combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete a Business Combination. You are not being asked to vote on any Business Combination at this time.

The Certificate of Incorporation provides that we have until the Current Termination Date to complete our initial Business Combination unless the deadline to complete our initial Business Combination is extended pursuant to the provisions thereof. The Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date and the Liquidation Date and have our stockholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, we believe that we may not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate. If we liquidate, our public stockholders may only receive return of a pro rata portion of the amounts remaining in the Trust Account, and our Warrants and Rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company. If we are unable to effect the Charter Extension, we will not be able to extend the Current Termination Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions and enter into a Business Combination irrespective of the Redemption Limitation.

We reserve the right at any time to cancel the Stockholder Meeting and not submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal or implement the Charter Extension, Redemption Limitation Amendment or Trust Amendment. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Current Termination Date, the Company will dissolve and liquidate in accordance with the Certificate of Incorporation.

As contemplated by the Certificate of Incorporation, if the Charter Extension is implemented, the holders of shares of Common Stock issued as part of the units sold in our initial public offering (the “IPO,” and such shares, the “Public Stock”) may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the trust account (the “Trust Account”) established to hold a portion of the proceeds of the IPO and the concurrent sale of warrants (the “Private Placement Warrants”) to our Sponsor in a private placement if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the holders of Public Stock remaining after the Redemption will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if the Company does not complete a Business Combination by the Charter Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock that would result in our net tangible assets approaching or falling below the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid falling below the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, one or more of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders.

On May 15, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.61 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $20,082,539.88 as of May 15, 2023 (including interest not previously released to the Company to pay its income or other tax obligations), divided by the total number of then-outstanding shares of Public Stock. The redemption price per share will increase between May 15, 2023 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to us to pay our income or other tax obligations between such dates). The redemption price per share contained herein does not account for the Company’s recent deposit into the Trust Account of $125,000 (representing approximately $0.066 per unredeemed share of Common Stock) on May 16, 2023. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.10 less per share than if the shares were sold in the open market (based on the current per share redemption price and the closing price of our Public Stock as reported on Nasdaq on May 15, 2023). We cannot assure you that you will be able to sell your Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell their shares. We believe that such redemption right enables our public stockholders to determine whether or not to sustain their investments for an additional period if we do not complete a Business Combination on or before the Current Termination Date.

Approval of both the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Extension. If the Charter Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with the Redemption. We cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal and Trust Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the $20,082,539.88 that was in the Trust Account as of May 15, 2023 (including interest not previously released to us to pay our income or other tax obligations).

If either of the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and a Business Combination is not completed on or before the Current Termination Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the Public Stock for cash for a redemption price per share as described below (which Redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such Redemption, subject to approval of our then-stockholders and subject to the requirements of the Delaware General Corporation Law (the “DGCL”), including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its income or other tax obligations divided by the total number of shares of Public Stock then outstanding. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.

Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.

The Board has fixed the close of business on May   , 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

We believe that it is in the best interests of our stockholders that the Company obtain the Charter Extension and implement the Redemption Limitation Amendment Proposal. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock of the Company. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote virtually or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. With respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposal. With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Stockholder Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you virtually attend the Stockholder Meeting and wish to vote, you may withdraw your proxy and vote virtually.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU MUST IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of WinVest Acquisition Corp.

Lawrence S. Kramer
Chairman of the Board of Directors

WINVEST ACQUISITION CORP.

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts 02140

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

OF WINVEST ACQUISITION CORP.

TO BE HELD on JUNE 12, 2023

To the Stockholders of WinVest Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of WinVest Acquisition Corp., a Delaware corporation (“WinVest,” or the “Company”), will be held on June 12, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”).

You can participate in the virtual Stockholder Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” in the accompanying proxy statement for more information. Even if you are planning on attending the Stockholder Meeting online, please promptly submit your proxy vote online, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Stockholder Meeting.

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (as defined below) (the “Charter Extension”) from June 17, 2023 (the “Current Termination Date”) to July 17, 2023 (the “Charter Extension Date”) and to allow us, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month (or such shorter period as WinVest SPAC LLC (the “Sponsor”) shall request) each time after the Charter Extension Date, by resolution of our board of directors (the “Board”), if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 17, 2023 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); a copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement, (ii) a redemption limitation amendment proposal to amend our Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that we may not consummate any Business Combination unless we have net tangible assets of at least $5,000,001 (the “Redemption Limitation”) upon consummation of such Business Combination (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”); a copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement; (iii) an extension amendment proposal to the Company’s Investment Management Trust Agreement (the “Trust Agreement,” and such amendment, the “Trust Amendment”), dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”) to extend the date (the “Liquidation Date”) on which the Trustee must liquidate the trust account (“Trust Account”) established by the Company in connection with its IPO from June 17, 2023 to July 17, 2023, and to allow the Company, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times, from July 17, 2023 to December 17, 2023 (the “Trust Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement; and (iii) an adjournment proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of our common stock, par value $0.0001 per share (“Common Stock”), represented either in person (including virtually) or by proxy to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”) (unless the Company determines that it is not necessary to hold the Stockholder Meeting as described in the accompanying proxy statement), each as more fully described below in the accompanying proxy statement, which is dated                , 2023 and is first being mailed to stockholders on or about          .

The proposals to be voted upon at the Stockholder Meeting are as follows:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend the Certificate of Incorporation to extend the Termination Date by which the Company has to consummate an initial business combination (“Business Combination”) from the Current Termination Date to the Charter Extension Date and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month (or such shorter period as the Sponsor shall request) each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 17, 2023 (each, an “Additional Charter Extension Date”) or a total of up to six months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto. A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that we may not consummate any Business Combination unless we have net tangible assets of at least the Redemption Limitation upon consummation of such Business Combination. A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — Trust Amendment Proposal — To amend the Trust Agreement to extend the Liquidation Date from June 17, 2023 to July 17, 2023, and to allow us, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from July 17, 2023 to December 17, 2023. A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement; and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of our Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, prior to filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State to effectuate the Charter Extension and entering into the Trust Amendment with Continental the Sponsor (or one or more of its affiliates, members or third-party designees, including, but not limited to, any parties to a business combination agreement or their affiliates) (the “Lender”) shall lend the Company $65,000 (the “Monthly Extension Payment”), which the Company shall deposit into the Trust Account (as defined below), upon the Company’s first drawdown under a non-interest bearing, unsecured promissory note in the amount of up to $390,000 to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, in the event that we have not consummated a Business Combination by July 17, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date and Liquidation Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete a Business Combination), provided that we draw down and deposit into the Trust Account for each such extension, the Monthly Extension Payment, for an aggregate deposit of up to $325,000 (if all five additional extensions are exercised). If we complete a Business Combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If we do not complete a Business Combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note. The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company additional time to complete a Business Combination. You are not being asked to vote on any Business Combination at this time.

Our Certificate of Incorporation provides that we have until the Current Termination Date to complete our initial Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Current Termination Date and the Liquidation Date and have the Company’s stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Charter Extension, we believe that we may not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate. If we are unable to effect the Charter Extension, we will not be able to extend the Current Termination Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions and enter into a Business Combination irrespective of the Redemption Limitation.

We reserve the right at any time to cancel the Stockholder Meeting and not to submit to our stockholders the Extension Amendment Proposal and the Trust Amendment Proposal and implement the Charter Extension and the Trust Amendment. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Current Termination Date, we will dissolve and liquidate in accordance with the Certificate of Incorporation.

We believe that it is in the best interests of our stockholders that we obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are each in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Certificate of Incorporation, the holders of shares of Common Stock issued as part of the units sold in our initial public offering (the “IPO,” and such shares, the “Public Stock”) may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the trust account (the “Trust Account”) established to hold a portion of the proceeds of the IPO and the concurrent sale of warrants (“Private Placement Warrants”) to our Sponsor in a private placement, if the Charter Extension is implemented (the “Redemption”), regardless of how such public stockholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), holders of Public Stock remaining after the Redemption will retain their right to redeem their Public Stock for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination, or if we do not complete a Business Combination, by the Charter Extension Date.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock that would result in our net tangible assets approaching or falling below the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid falling below the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, one or more of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders.

On May 15, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $10.71 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $20,082,539.88 as of May 15, 2023 (including interest not previously released to the Company to pay its income or other tax obligations), divided by the total number of then outstanding Public Stock. The redemption price per share will increase between May 15, 2023 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to us to pay our income or other tax obligations between such dates). The redemption price per share contained herein does not account for the Company’s recent deposit into the Trust Account of $125,000 (representing approximately $0.066 per unredeemed share of Common Stock) on May 16, 2023. If the closing price of the Public Stock was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.10 less per share than if the shares were sold in the open market (based on the current per share redemption price and the closing price of our Public Stock as reported on Nasdaq on May 15, 2023). We cannot assure stockholders that they will be able to sell their Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares. We believe that such redemption right enables our public stockholders to determine whether or not to sustain their investments for an additional period if we do not complete a Business Combination on or before the Current Termination Date.

Approval of both the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Extension. If the Charter Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with the Redemption. We cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the $20,082,539.88 that was in the Trust Account as of May 15, 2023 (including interest not previously released to us to pay our income or other tax obligations).

If either the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and a Business Combination is not completed on or before the Current Termination Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income or other tax obligations, if any (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding shares of Public Stock, which Redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such Redemption, subject to the approval of our remaining stockholders and the Board, in accordance with applicable law, liquidate and dissolve, subject in the each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor, our officers, our directors and certain members of our advisory board (collectively, the “Initial Stockholders”) will not receive any monies held in the Trust Account as a result of their ownership of an aggregate of 2,875,000 shares of Common Stock issued prior to the IPO (the “Founder Shares”), and the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 10,900,000 Private Placement Warrants exercisable for an aggregate of 5,450,000 shares of Common Stock. As a consequence, a liquidating distribution will be made only with respect to the Public Stock.

If we liquidate, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per share of Public Stock or (ii) the actual amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which shares of Public Stock will be redeemed from cash held in the Trust Account will be approximately $        . Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $        , plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF COMMON STOCK ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended. Regardless of the proposed rules, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. The risk of being deemed subject to the Investment Company Act increases the longer the Company holds securities, and also increases to the extent the funds in the trust account are not held in cash. To mitigate the risk of being viewed as operating an unregistered investment company, we may, prior to the 24-month anniversary of the IPO, to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of a Business Combination and our liquidation. Interest on such deposit account is currently 4.25% per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal at the Stockholder Meeting.

Record holders of Common Stock at the close of business on May   , 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 1,893,113 issued and outstanding shares of Common Stock held by public stockholders and 2,875,000 issued and outstanding Founder Shares held by the Initial Stockholders. Our warrants and rights do not have voting rights.

Our Initial Stockholders intend to vote all of their Founder Shares in favor of the proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Common Stock held by them in connection with this Stockholder Meeting. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, the Initial Stockholders hold approximately 60.3% of the issued and outstanding shares of Common Stock, of which (i) approximately 53.2% is held by our Sponsor, (ii) approximately 5.8% is held by our officers and directors and (iii) approximately 1.3% is held by certain members of our advisory board (in each of (ii) and (iii), excluding any securities indirectly owned by such officers, directors or advisory board members as a result of their membership interest in the Sponsor). As a result, approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not require the affirmative vote of any shares of Public Stock.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, we urge you to read this material carefully and vote your shares.

The accompanying proxy statement is dated         , 2023 and is first being mailed to stockholders on or about         .

By Order of the Board of Directors of WinVest Acquisition Corp.

Lawrence S. Kramer Chairman of the Board of Directors , 2023

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WINVEST ACQUISITION CORP.

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD on JUNE 12, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of WinVest Acquisition Corp., a Delaware corporation (“WinVest,” or the “Company”), with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of its statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination (a “Business Combination”);

●	the anticipated benefits of a Business Combination;

●	the issuance by the SEC of proposed rules to regulate special purpose acquisition companies;

●	the risk of the Company being deemed an “investment company” for purposes of the Investment Company Act;

●	the volatility of the market price and liquidity of the Public Stock (as defined below) and other securities of the Company;

●	the possibility that we may liquidate the securities held in the Trust Account (as defined below) to avoid being deemed an investment company;

●	the potential impact of the new federal 1% excise tax; and

●	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the proposals to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to our stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on June 12, 2023, at 10:00 a.m., Eastern Time. The Stockholder Meeting will be held as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Stockholder Meeting”). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/2023.

Q:	Why am I receiving this proxy statement?

A:	We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On September 17, 2021, we consummated our initial public offering (the “IPO”) of units (“Units”), each consisting of one share of our common stock, par value $0.0001 per share (“Common Stock,” and the Common Stock issued as part of the Units, the “Public Stock”), one redeemable warrant (“Public Warrant”) to purchase one-half of one share of Common Stock and one right (“Right”) to receive one-fifteenth of one share of Common Stock. Following the closing of the IPO, and the subsequent full exercise of the underwriters’ over-allotment on September 27, 2021, $116,150,000 ($10.10 per Unit) from the net proceeds of (i) the sale of the Units in the IPO and (ii) the concurrent sale of private warrants (the “Private Placement Warrants,” and, collectively with the Public Warrants, the “Warrants”) to WinVest SPAC LLC (the “Sponsor”) was placed in a trust account established at the consummation of the IPO that holds certain of the proceeds of the IPO and the Private Placement Warrants (the “Trust Account”).

Like most blank check companies, our amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”) initially provided for the return of the IPO proceeds held in the Trust Account to the holders of shares of our Public Stock if there was no qualifying Business Combination(s) consummated on or before December 17, 2022. On November 30, 2022, we held a special meeting of stockholders (the “First Extension Meeting”) to approve an amendment to the our amended and restated certificate of incorporation to extend the Termination Date (as defined below) from December 17, 2022 to January 17, 2023, and to allow the Company, without another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to five times by an additional one month each time after such, by resolution of the Company’s board of directors, if requested by the Sponsor, upon the deposit of $125,000 per monthly extension into the Trust Account and upon five days’ advance notice prior to the applicable Termination Date, until June 17, 2023 (the “Current Termination Date”), or a total of up to six months after December 17, 2022, unless the closing of the Company’s Business Combination shall have occurred prior thereto. We have since exercised five monthly extensions, extending the Termination Date to the Current Termination Date.

Without the Charter Extension (as defined below), we do not believe we will be able to complete a Business Combination on or before June 17, 2023. We believe that it is in the best interests of our stockholders to continue the Company’s existence until December 17, 2023 in order to allow the Company additional time to complete a Business Combination, and we are therefore holding this Stockholder Meeting.

Q:	When and where will the Stockholder Meeting be held?

A:	The Stockholder Meeting will be held on June 12, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

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We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

Q:	How do I vote?

A:	If you were a holder of record of shares of Public Stock on the Record Date, you may vote with respect to the proposals electronically, either prior to or during the Stockholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Eastern Time, on June 12, 2023.

Voting Electronically. You may virtually attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/winvestacquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Stockholder Meeting?

A:	If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Stockholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email spacredemptions@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting June 8, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/winvestacquisition/2023 into your browser, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 (800) 450-7155 (or 1 (857) 999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8657670#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

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Q:	What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:	Our stockholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend our Certificate of Incorporation to extend the date (the “Termination Date”) by which we have to consummate a Business Combination (the “Charter Extension”) from the Current Termination Date to July 17, 2023 (the “Charter Extension Date”) and to allow us, without another stockholder vote, to extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month (or such shorter period as the Sponsor shall request) each time after the Charter Extension Date, by resolution of our board of directors (the “Board”), if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 17, 2023 (each, an “Additional Charter Extension Date”), or a total of up to six months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment, which we refer to as the “Extension Amendment,” is set forth in Annex A to this proxy statement;

2.	Proposal No. 2 — Redemption Limitation Amendment Proposal — To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that we may not consummate any Business Combination unless we have net tangible assets of at least $5,000,001 (the “Redemption Limitation”) upon consummation of such Business Combination (the “Redemption Limitation Amendment,” and such proposal, the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to this proxy statement;

3.	Proposal No. 3 — Trust Amendment Proposal — To amend the Trust Agreement (such amendment, the “Trust Amendment”), dated September 14, 2021, by and between the Company and Continental, to extend the date (the “Liquidation Date”) on which the Trustee must liquidate the Trust Account from June 17, 2023 to July 17, 2023, and to allow the Company, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from July 17, 2023 to December 17, 2023 (the “Trust Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to this proxy statement; and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented either in person (including virtually) or by proxy to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, prior to filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State to effectuate the Charter Extension and entering into the Trust Amendment with Continental, the Sponsor (or one or more of its affiliates, members or third-party designees, including, but not limited to, any parties to a business combination agreement or their affiliates) (the “Lender”) shall lend the Company $65,000 (the “Monthly Extension Payment”), which the Company shall deposit into the Trust Account upon the Company’s first drawdown of a non-interest bearing, unsecured promissory note in the amount of up to $390,000 to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension and Trust Amendment become effective, in the event that we have not consummated a Business Combination by July 17, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date and Liquidation Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete a Business Combination), provided that we draw down and deposit into the Trust Account for each such extension, the Monthly Extension Payment under the Note, for an aggregate deposit of up to $325,000 (if all five additional extensions are exercised). If we complete a Business Combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants. If we do not complete a Business Combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

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For more information, please see “Proposal No. 1 — The Extension Amendment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Initial Stockholders” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Stock are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:	Approval of both the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Charter Extension. The Extension Amendment Proposal and the Trust Amendment Proposal are not conditioned on the Redemption Limitation Amendment Proposal and the Redemption Limitation Amendment Proposal is not conditioned on either of the Extension Amendment Proposal or the Trust Amendment Proposal.

The Adjournment Proposal is conditioned on the Company not obtaining the necessary votes for approving the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal prior to the Stockholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved at the Stockholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:	Our Certificate of Incorporation and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of Public Stock sold in the IPO if there is no qualifying Business Combination consummated on or before the Current Termination Date. The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete a Business Combination.

Without the Charter Extension, we believe that we will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, we would be forced to liquidate.

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If either the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal is not approved by our stockholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date or dates in the event that there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Stockholder Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and implement the Charter Extension, the Redemption Limitation Amendment and the Trust Amendment. In the event the Stockholder Meeting is cancelled, and a Business Combination is not consummated prior to the Current Termination Date, we will dissolve and liquidate in accordance with the Certificate of Incorporation. If we liquidate, our public stockholders may only receive return of a pro rata portion of the amounts remaining in the Trust Account, and our Warrants and Rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are unable to effect the Charter Extension, we will not be able to extend the Current Termination Date.

Q:	Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:	We are proposing the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. We cannot predict the amount that will remain in the Trust Account following our redemption of Public Stock in exchange for public stockholders’ pro rata portion of the funds held in the Trust Account if the Extension Amendment Proposal is approved (the “Redemption”), and the amount remaining in the Trust Account may be only a small fraction of the $20,082,539.88 that was in the Trust Account as of May 15, 2023 (including interest not previously released to us to pay our income or other tax obligations). Our Certificate of Incorporation provides that we may not consummate any Business Combination unless we have net tangible assets of at least $5,000,001 upon consummation of such Business Combination. Without the Redemption Limitation Amendment, our net tangible assets following the Redemption could fall below the Redemption Limitation, which could prevent us from consummating a Business Combination even if all contractual conditions to closing such Business Combination are met.

Q:	What constitutes a quorum?

A:	A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (including virtually) or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, our officers, our directors and certain members of our advisory board (collectively, the “Initial Stockholders”) hold an aggregate of 2,875,000 shares of Common Stock issued prior to the IPO (the “Founder Shares”). Such Founder Shares, which represent an aggregate of 60.3% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the Founder Shares, no shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:	What vote is required to approve the proposals presented at the Stockholder Meeting?

A:	Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

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Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Q:	How will the Sponsor and WinVest’s directors and officers vote?

A:	The Initial Stockholders, including the Sponsor and WinVest’s directors and officers, intend to vote any Common Stock over which they have voting control in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

The Initial Stockholders are not entitled to redeem any Common Stock held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate of 2,875,000 shares of Common Stock, representing 60.3% of our issued and outstanding shares of Common Stock.

Q:	Who is WinVest’s Sponsor?

A:	WinVest’s sponsor is WinVest SPAC LLC, a Delaware limited liability company. The Sponsor currently owns 2,537,424 shares of Common Stock and 10,900,000 Private Placement Warrants. Jeff LeBlanc, the manager of the Sponsor, has voting and dispositive power over the Common Stock and Private Placement Warrants held by the Sponsor. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in a Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213).

Q:	Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

A:

We believe stockholders will benefit from the Company consummating a Business Combination and are proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company has to complete a Business Combination until the Charter Extension Date (or Additional Charter Extension Date, if applicable). Without the Charter Extension, we believe that the Company may not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate.

The Trust Agreement provides that if a business combination has not been consummated upon the date which is 15 months after the closing of the IPO, or December 17, 2022 (unless extended up to six months), the Trust Account is to be liquidated and its proceeds are to be distributed to the our public stockholders of record as of such date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The purpose of the Trust Amendment is to amend the Trust Agreement to extend the Liquidation Date from June 17, 2023 to July 17, 2023, and to allow us, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from July 17, 2023 to December, 2023 to match the Certificate of Incorporation if the Extension Amendment is approved.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:	We believe stockholders will benefit from the Company implementing the Charter Extension, and we are proposing the Redemption Limitation Amendment Proposal to delete the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant Redemptions in connection with the Extension Amendment Proposal such that our net tangible assets fall below the Redemption Limitation, we could be prevented from consummating a Business Combination even if all contractual conditions to closing such Business Combination are met.

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Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may expressly “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Stockholder Meeting virtually or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Common Stock will be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Stockholder Meeting virtually or by proxy, or if you do attend the Stockholder Meeting virtually or by proxy but you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, your Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved, and your Common Stock which are not voted at the Stockholder Meeting will have no effect on the outcome of such vote. If you “ABSTAIN” or otherwise fail to vote at the Stockholder Meeting, this will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal or the Trust Amendment Proposal are not approved?

A:	If there are insufficient votes to approve both the Extension Amendment Proposal and the Trust Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension and the Trust Amendment.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not both approved at the Stockholder Meeting or at any adjournment thereof and a Business Combination is not completed on or before the Current Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the Public Stock for cash for a redemption price per share as described below (which Redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such Redemption, subject to approval of our then-stockholders and subject to the requirements of the Delaware General Corporation Law (the “DGCL”), including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of shares of Public Stock then outstanding.

The Initial Stockholders waived their right to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to our Warrants or Rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

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Q:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will file the Extension Amendment with the Delaware Secretary of State, enter into the Trust Amendment with the Trustee and continue to attempt to consummate a Business Combination until the applicable Termination Date.

If the Charter Extension and the Trust Amendment are implemented and one or more of our stockholders elect to redeem their Public Stock pursuant to the Redemption, we will remove from the Trust Account and deliver to the holders of such redeemed Public Stock an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Stock, and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Stock in connection with a Business Combination.

The removal from the Trust Account of such amounts will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Sponsor.

Q:	If I vote for or against the Extension Amendment Proposal or the Trust Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote “for” or “against” the Extension Amendment Proposal or the Trust Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	What amount will holders receive upon consummation of the Business Combination or liquidation if the Extension Proposal and the Trust Amendment Proposal are approved?

A:	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, prior to filing the Charter Extension and entering into the Trust Amendment with Continental, the Lender shall lend the Company the Monthly Extension Payment, which the Company shall deposit into the Trust Account upon the Company’s first drawdown of a non-interest bearing, unsecured promissory note to be issued by the Company to the Lender (the “Note”). In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension and Trust Amendment become effective, in the event that we have not consummated a Business Combination by July 17, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete a Business Combination), provided that we draw down and deposit into the Trust Account for each such extension, the Monthly Extension Payment under the Note, for an aggregate deposit of up to $325,000 (if all five additional extensions are exercised). If we complete a Business Combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants. If we do not complete a Business Combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

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Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment thereof then the Redemption Limitation Amendment will not be filed, and if our net tangible assets fall below the Redemption Limitation, we could be prevented from consummating a Business Combination even if all contractual conditions to closing such Business Combination are met.

If a Business Combination is not completed on or before the Current Termination Date, then as contemplated by and in accordance with the Certificate of Incorporation, we will liquidate the Company, as described above under “What happens if the Extension Amendment Proposal or the Trust Amendment Proposal are not approved?”

The Initial Stockholders waived their right to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to our Warrants or Rights, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Additionally, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock that would cause our net tangible assets to approach or fall below the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid falling below the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, one or more of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders.

Q:	Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:	No. You are not being asked to vote on a Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your shares of Public Stock, provided that you are a stockholder on the Record Date for the Stockholder Meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to stockholders and will retain the right to redeem your shares of Public Stock for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether or not you are a holder of Public Stock on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Stock on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by stockholders who will redeem their Public Stock and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Stock holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Stockholders may send a later-dated, signed proxy card to WinVest Acquisition Corp., at 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on June 12, 2023) or attend the virtual Stockholder Meeting and vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

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Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

Stockholders who attend the Stockholder Meeting, either virtually or by proxy, will be counted (and the number of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Stockholder Meeting. The presence, in person (including virtually) or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

With respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the New York Stock Exchange, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the New York Stock Exchange determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, Redemption Limitation Amendment Proposal, Trust Amendment Proposal and Adjournment proposal are all “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.

If you are a WinVest stockholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

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Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal.

Q:	What interests do WinVest’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Amendment Proposal?

A:	WinVest’s directors and officers have interests in the Extension Amendment Proposal and the Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants. See the section titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Initial Stockholders” in this proxy statement.

Q:	What interests do WinVest’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:	WinVest’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants. See the section titled “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Interests of the Initial Stockholders” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal?

A:	No. There are no appraisal rights available to our stockholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal.

Q:	If I am a Public Warrant or Right holder, can I exercise redemption rights with respect to my Public Warrants or Rights?

A:	No. The holders of Public Warrants and the holders of Rights have no redemption rights with respect to such Public Warrants or Rights.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

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Q:	How do I exercise my redemption rights?

A:	If you are a holder of Common Stock and wish to exercise your right to redeem your Common Stock, you must:

I.	(a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock, Rights and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

II.	prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days prior to the initially scheduled vote at the Stockholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Common Stock for cash and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

III.	deliver your Common Stock to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Common Stock, Rights and Public Warrants prior to exercising redemption rights with respect to the Common Stock. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Common Stock, Rights and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Common Stock will be entitled to request that their Common Stock be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Stockholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income or other tax obligations, divided by the number of then-outstanding shares of Common Stock. As of May 15, 2023, this would have amounted to approximately $10.61 per share of Public Stock.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public stockholders electing to redeem their Common Stock will be distributed promptly after the Stockholder Meeting.

Any request for redemption, once made by a holder of Common Stock, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on June 8, 2023 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Common Stock properly makes a request for redemption and the Common Stock is delivered as described above, we will redeem Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Common Stock and you exercise your redemption rights, it will not result in the loss of any Public Warrants or Rights that you may hold.

If the Stockholder Meeting is abandoned for any reason, then holders of Public Stock shall not have the right to redeem their Public Stock at this time.

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Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:	You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:	We will pay the cost of soliciting proxies for the Stockholder Meeting. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. Our directors, officers, advisory board members and employees may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: WINV.info@investor.morrowsodali.com

You also may obtain additional information about WinVest from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Common Stock and you intend to seek redemption of your shares, you will need to deliver your Common Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on June 8 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

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RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K, filed with the SEC on March 31, 2023, any subsequent Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete a Business Combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, we can provide no assurances that a Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if the Charter Extension or a Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension vote and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our Public Stock on the open market. The price of our Public Stock may be volatile, and there can be no assurance that stockholders will be able to dispose of their Public Stock at favorable prices, or at all.

The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a Business Combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a Business Combination. Regardless of the SPAC Rule Proposals, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. The risk of being deemed subject to the Investment Company Act increases the longer the Company holds securities, and also increases to the extent the funds in the trust account are not held in cash.

If we were deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement. In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. The risk of being deemed subject to the Investment Company Act increases the longer the Company holds securities, and also increases to the extent the funds in the trust account are not held in cash.

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If we were deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. Although we do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we were able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we liquidate, our public stockholders may only receive return of a pro rata portion of the amounts remaining in the Trust Account, and our Warrants and Rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash could reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. The risk of being deemed subject to the Investment Company Act increases the longer the Company holds securities, and also increases to the extent the funds in the trust account are not held in cash. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary of our IPO Registration Statement, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The Excise Tax Included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, imposes a 1% excise tax on the fair market value of stock repurchased by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on Nasdaq, we believe that we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax.

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The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, and on December 27, 2022, it issued Notice 2023-2, which provided interim guidance on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year in which a liquidation is completed will also be exempt from such tax., However, although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of other aspects of the Excise Tax remain unclear, and such interim operating rules are subject to change.

As described under “Proposal No. 1 — The Extension Amendment Proposal,” if the Current Termination Date (currently June 17, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Stock. Because any Redemption that occurs as a result of the Charter Extension would occur after December 31, 2022, any Redemption or other repurchase that we make may be subject to the Excise Tax to the extent we do not liquidate by December 31, 2023. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the Redemptions and repurchases in connection with our initial business combination, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the U.S. Department of Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available for a Redemption, could cause a reduction in the cash available to complete a business combination, and could have an adverse effect on our ability to complete a business combination.

Nasdaq may delist our securities from trading on its exchange following redemptions by our stockholders in connection with approval of the Extension Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Common Stock, Units and warrants are listed on Nasdaq. After the Stockholder Meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Common Stock include, among other things, the requirement to maintain at least 300 public holders, at least 500,000 publicly held shares and a market value of publicly held shares of $1 million. Pursuant to the terms of our Certificate of Incorporation, in connection with the Extension Amendment Proposal, stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public shares are a “penny stock” which will require brokers trading in our public shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with a business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Common Stock, Units and warrants qualify as covered securities under such statute. If we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

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SPECIAL MEETING OF WINVEST STOCKHOLDERS

This proxy statement is being provided to WinVest stockholders as part of a solicitation of proxies by the Board for use at the special meeting of WinVest stockholders to be held on June 12, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Stockholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about May      , 2023 to all stockholders of record of WinVest as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on June 12, 2023, at 10:00 a.m., Eastern Time, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

We encourage you to attend the Stockholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/winvestacquisition/2023. Please see “Questions and Answers about the Stockholder Meeting — How do I attend the virtual Stockholder Meeting?” for more information.

You can pre-register to attend the virtual Stockholder Meeting starting June 8, 2023, at 9:00 a.m., Eastern Time (two business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/winvestacquisition/2023 into your browser, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting.

Stockholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Stockholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at spacredemptions@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing (or if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 8657670#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, our stockholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — To amend our Certificate of Incorporation to extend the Termination Date by which we have to consummate a Business Combination from the Current Termination Date to the Charter Extension Date, and to allow us, without another stockholder vote, to extend the Termination Date on a monthly basis for up to five times by an additional one month (or such shorter period as the Sponsor shall request) each time after the Charter Extension Date, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until December 17, 2023, or a total of up to six months after the Current Termination Date, unless the closing of a Business Combination shall have occurred prior thereto. A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

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2.	To amend the Certificate of Incorporation to eliminate from the Certificate of Incorporation the limitation that we may not consummate any Business Combination unless we have net tangible assets of at least $5,000,001 upon consummation of such Business Combination, in order to allow us to conduct Redemptions in connection with the Charter Extension, irrespective of whether such Redemptions would cause our net tangible assets to fall below the Redemption Limitation. A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — Trust Amendment Proposal — To amend the Trust Agreement to extend the Liquidation Date from June 17, 2023 to July 17, 2023, and to allow the Company, without another stockholder vote, to elect to further extend the Liquidation Date on a monthly basis for up to five times from July 17, 2023 to December 17, 2023. A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement; and

4.	Proposal No. 4 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, prior to filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State to effectuate the Charter Extension and entering into the Trust Amendment with Continental, the Lender shall lend the Company the Monthly Extension Payment, which the Company shall deposit into the Trust Account, upon the Company’s first drawdown of the Note. In addition, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Charter Extension becomes effective, in the event that we have not consummated a Business Combination by July 17, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete a Business Combination), provided that we draw down and deposit into the Trust Account for each such extension, the Monthly Extension Payment under the Note, for an aggregate deposit of up to $325,000. If we complete a Business Combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants. If we do not complete a Business Combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on May     , 2023, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 4,768,113 issued and outstanding shares of Common Stock, of which 1,893,113 shares are Public Stock held by public stockholders and 2,875,000 shares are Founder Shares held by the Initial Stockholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

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Quorum

The presence, in person (including virtually) or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who own approximately 60.3% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, no shares of Common Stock held by public stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal.

Under the New York Stock Exchange rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these proposals at the Stockholder Meeting without your instruction.

Vote Required for Approval

Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The Initial Stockholders intend to vote all of their Common Stock in favor of the proposals being presented at the Stockholder Meeting. As of the date of this proxy statement, the Initial Stockholders own, in aggregate, 60.3% of the issued and outstanding shares of Common Stock.

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The following table reflects the number of additional shares of Public Stock required to approve each proposal:

		Number of Additional Shares of Public Stock Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Redemption Limitation Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Trust Amendment Proposal	Majority of Issued and Outstanding Shares of Common Stock	0	0
Adjournment Proposal	Majority of Voted Stock	0	0

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 4:00 p.m., Eastern Time, on June 9, 2023.

Voting Electronically. You may virtually attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting https://www.cstproxy.com/winvestacquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify our Chief Executive Officer in writing at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140, before the Stockholder Meeting that you have revoked your proxy; or

●	you may attend the virtual Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

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No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under our Bylaws (the “Bylaws”), other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are a WinVest stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or (203) 658-9400 (for banks and brokers), or by emailing WINV.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding Common Stock may demand that we redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.61 per share as of May 15, 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, we will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)	(a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock, Rights and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

(ii)	submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)	deliver your Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days prior to the initially scheduled Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of WinVest that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

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The closing price of our Public Stock on May 15, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.71 per share. The cash held in the Trust Account on such date was approximately $20,082,539.88 (including interest not previously released to the Company to pay its income or other tax obligations) ($10.61 per share of Common Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to our stockholders in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal.

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers and advisory board members may also solicit proxies in person. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. We will pay Morrow Sodali a fee of $17,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to our stockholders. Directors, officers and advisory board members of the Company who solicit proxies will not be paid any additional compensation for soliciting.

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PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

WinVest is proposing to amend its Certificate of Incorporation to extend the date by which it has to consummate a Business Combination to the Charter Extension Date so as to give it additional time to complete a Business Combination.

Without the Charter Extension, we believe the Company will not be able to complete a Business Combination on or before the Current Termination Date. If that were to occur, the Company would be forced to liquidate.

As contemplated by the Certificate of Incorporation, the holders of Public Stock may elect to redeem all or a portion of their Public Stock in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On May 15, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.61 (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $20,082,539.88 as of May 15, 2023 (including interest not previously released to the Company to pay its income or other tax obligations), divided by the total number of then outstanding Public Stock. The redemption price per share will increase between May 15, 2023 and the date that is two business days prior to the Stockholder Meeting due to any interest that accrues on the amount on deposit in the Trust Account prior to such date (less any amounts released to us to pay our income or other tax obligations between such dates). The redemption price per share contained herein does not account for the Company’s recent deposit into the Trust Account of $125,000 (representing approximately $0.066 per unredeemed share of Common Stock) on May 16, 2023. The closing price of the Public Stock as reported on Nasdaq on May 15, 2023 was $10.71. Accordingly, if the market price of the Common Stock were to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.10 less per share than if the shares were sold in the open market (based on the current per share redemption price and the closing price of our Public Stock as reported on Nasdaq on May 15, 2023). We cannot assure you that you will be able to sell your Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares. We believe that such redemption right enables our public stockholders to determine whether or not to sustain their investments for an additional period if we do not complete a Business Combination on or before the Current Termination Date.

Reasons for the Extension Amendment Proposal

Our Certificate of Incorporation currently provides that we have until June 17, 2023 to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Certificate of Incorporation to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Stock with the right to seek redemption of their Public Stock in connection therewith. The Board believes that it is in the best interests of our stockholders that the Charter Extension be obtained so that we will have a limited additional amount of time to consummate a Business Combination. Without the Charter Extension, we believe that we will not be able to complete a Business Combination on or before June 17, 2023. If that were to occur, we would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, prior to filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State to effectuate the Charter Extension, the Lender shall lend the Company the Monthly Extension Payment, which the Company shall deposit into the Trust Account, upon the Company’s first drawdown of the Note.

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In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event we have not consummated a Business Combination by July 17, 2023, without approval of our public stockholders, we may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (or such shorter period as the Sponsor shall request) (for a total of up to six additional months to complete a Business Combination), provided that we draw down and deposit into the Trust Account for each such extension, the Monthly Extension Payment, for an aggregate deposit of up to $325,000. If we complete a Business Combination, we will, at the option of the Lender, repay the amounts loaned under the Note or convert a portion or all of the amounts loaned under such Note into warrants, which warrants will be identical to the Private Placement Warrants. If we do not complete a Business Combination by the applicable Termination Date, such Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Sponsor designates a third party as Lender, we may negotiate with the Lender and vary the terms of the Note and its conversion, issue securities and pay certain fees to the Lender in connection with the Note. For illustrative purposes, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective and we take the maximum time to complete a Business Combination, the redemption price per share at the meeting for such Business Combination or our subsequent liquidation would be approximately $[            ] per share of Public Stock, based on the aggregate amount on deposit in the Trust Account of approximately $20,082,539.88 as of May 15, 2023, and an aggregate of $390,000 to be drawn down under the Note and deposited in the Trust Account, divided by the total number of then outstanding Public Stock (assuming no Public Stock is redeemed in connection with the Stockholder Meeting, and not giving effect to the accrual of any further interest or any interest to be released to the Company to pay its income or other tax obligations), in comparison to the redemption price as of May 15, 2023 of approximately $10.61 per share.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and a Business Combination is not completed on or before the Current Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the Public Stock for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of our then-stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of shares of Public Stock then outstanding. There will be no distribution from the Trust Account with respect to our Warrants or Rights, which may both expire worthless in the event the Company dissolves and liquidates the Trust Account. If we liquidate, our public stockholders may only receive $10.10 per share. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company

The Initial Stockholders have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Founder Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, assuming the Trust Amendment Proposal is also approved, the Company shall make all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Charter Extension Date are made. We will then continue to attempt to consummate a Business Combination until the Charter Extension Date. WinVest will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its Common Stock, Rights and Public Warrants will remain publicly traded during this time.

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Interests of the Initial Stockholders

When considering the recommendation of the Board, you should be aware that aside from their interests as direct or indirect stockholders, the Initial Stockholders (including the Sponsor and our directors and officers) have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to stockholders that they approve the Extension Amendment Proposal. You should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Sponsor paid $5,450,000 for 10,900,000 Private Placement Warrants, each of which is identical to the Public Warrants issued as part of the Units and entitles the holder thereof to purchase one-half (1/2) of a share of Common Stock at a price of $11.50 per whole share. If the Extension Amendment Proposal is not approved and the Company does not consummate a Business Combination by June 17, 2023, then a portion of the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by our Sponsor will be worthless;

●	the fact that the Initial Stockholders have invested in the Company an aggregate of $5,475,000, comprised of the $25,000 purchase price for 2,875,000 Founder Shares and the $5,450,000 purchase price for 10,900,000 Private Placement Warrants. Assuming a trading price of $10.71 per share of Common Stock and $0.02 per Public Warrant (based upon the respective closing prices of the Common Stock and the Public Warrants on Nasdaq on May 15, 2023, the most recent practicable date prior to the date of this proxy statement), the 2,875,000 Founder Shares and 10,900,000 Private Placement Warrants would have an implied aggregate market value of $31,009,250. Even if the trading price of the shares of Common Stock was as low as $1.90 per share, the aggregate market value of the Common Stock alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Stockholders. As a result, if a Business Combination is completed, the Initial Stockholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Common Stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before June 17, 2023, the Initial Stockholders will lose their entire investment in the Company;

●	the fact that in connection with the First Extension Meeting, the Company issued an unsecured promissory note in the amount of $750,000 to the Sponsor, which note will be repaid only from amounts remaining outside of the Trust Account, if any, in the event we do not consummate an initial Business Combination;

●	the fact that the Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Extension Amendment Proposal is not approved and we fail to complete a Business Combination by June 17, 2023;

●	the indemnification of our existing officers and directors and the liability insurance maintained by the Company;

●	the fact that the Initial Stockholders will lose their entire investment in the Company and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and a Business Combination is not consummated by June 17, 2023; and

●	the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per share of Public Stock or (ii) such lesser amount per share of Public Stock held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the Trust Account assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party or prospective target business who executed a waiver of any and all rights to seek access to the Trust Account or any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims.

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Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any stockholder holding shares of Common Stock may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.61 per share as of May 15, 2023), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, we will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Common Stock, you will be entitled to receive cash for any Common Stock to be redeemed only if you:

(i)	(a) hold Common Stock or (b) hold Common Stock through Units and elect to separate your Units into the underlying Common Stock, Rights and Public Warrants prior to exercising your redemption rights with respect to the Common Stock;

(ii)	submit a written request to the Transfer Agent, in which you (a) request that we redeem all or a portion of your Common Stock for cash, and (b) identify yourself as the beneficial holder of the Common Stock and provide your legal name, phone number and address; and

(iii)	deliver your Common Stock to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on June 8, 2023 (two business days prior to the initially scheduled Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Common Stock, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

The closing price of Public Stock on May 15, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.71 per share. The cash held in the Trust Account on May 15, 2023 was approximately $20,082,539.88 (including interest not previously released to the Company to pay its income or other tax obligations) ($10.61 per share of Common Stock). Prior to exercising redemption rights, stockholders should verify the market price of Public Stock as they may receive higher proceeds from the sale of their Public Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Public Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in our securities when its stockholders wish to sell their shares.

If a holder of Public Stock exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote all Common Stock owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Stockholders own an aggregate of 60.3% of the issued and outstanding shares of Common Stock. As a result, approval of the Extension Amendment Proposal will not require the affirmative vote of any shares of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL NO. 2 — THE Redemption limitation AMENDMENT PROPOSAL

Overview

We are proposing to amend our Certificate of Incorporation to eliminate the requirement that we must have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following consummation of a Business Combination.

The purpose of the Redemption Limitation requirements was to ensure that we would not be subject to the “penny stock” rules of the SEC as long as we met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because we complied with Rule 3a51-1(g)(1) (the “NTA Rule”). We are proposing to amend our Certificate of Incorporation to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we can rely on another exclusion, which relates to the Company being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. Our securities are listed on Nasdaq and have been since the consummation of our IPO. We believe that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that we can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Certificate of Incorporation is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal because, in the judgment of the Board, it may facilitate the consummation of an initial Business Combination. The Certificate of Incorporation limits our ability to consummate an initial Business Combination if upon consummation of such Business Combination we would have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that our Common Stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that our Common Stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with a Business Combination such that upon consummation of such Business Combination our net tangible assets would be less than $5,000,001, the Redemption Limitation in the Certificate of Incorporation would prevent us from being able to consummate such Business Combination even if all other conditions to closing are met. If we were unable to consummate a Business Combination on or before the Termination Date, we would be forced to liquidate on the Termination Date.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not consummate a Business Combination to the extent that upon doing so our net tangible assets would fall below the Redemption Limitation.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Stock that would cause our net tangible assets to approach or fall below the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid falling below the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, one or more of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of our significant stockholders.

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If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved, the Company shall make all filings required to be made with the Delaware Secretary of State in connection with the Redemption Limitation Amendment Proposal to remove the Redemption Limitation from the Certificate of Incorporation. We will then continue to attempt to consummate a Business Combination until the Termination Date. WinVest will remain a reporting company under the Exchange Act and its Common Stock, Rights and Public Warrants will remain publicly traded during this time.

Interests of the Initial Stockholders

The existence of financial and personal interests of our Initial Stockholders (including our Sponsor and our directors and officers) may result in a conflict of interest on the part of one or more of the Initial Stockholders between what he, she or it may believe is in the best interests of the Company and its stockholders and what he, she or it may believe is best for himself, herself or itself in determining to recommend that stockholders vote for the proposals. See the section entitled Proposal No. 1 — The Extension Amendment Proposal — Interests of the Initial Stockholders” for a further discussion.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote all Common Stock owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Stockholders own an aggregate of 60.3% of the issued and outstanding shares of Common Stock. As a result, approval of the Redemption Limitation Amendment Proposal will not require the affirmative vote of any shares of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

REDEMPTION LIMITATION AMENDMENT PROPOSAL.

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PROPOSAL NO. 3 — THE TRUST AMENDMENT PROPOSAL

Overview

We entered into the Trust Agreement in connection with the IPO and a potential Business Combination. The Trust Amendment would amend the Trust Agreement to authorize the Charter Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Charter Extension under the Trust Agreement, as the Charter Extension is not contemplated under the Trust Agreement’s current terms and such an amendment to the Trust Agreement requires the approval of the holders of at least a majority of the outstanding shares of our Common Stock. We believe that given the Company’s expenditure of time, effort and money on pursuing an initial Business Combination, circumstances warrant providing our public stockholders an opportunity to consider a Business Combination. For the Company to implement the Charter Extension, the Trust Agreement must be amended to authorize the Charter Extension.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved, the Charter Extension cannot be effected. If the Charter Extension is not effected and we do not complete a Business Combination on or before the Current Termination Date, then, as contemplated by and in accordance with the Certificate of Incorporation, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the Public Stock for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of our then-stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the DGCL finding the dissolution of the Company advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of the Company’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes divided by the total number of shares of Public Stock then outstanding. There will be no distribution from the Trust Account with respect to our warrants or Rights, which may both expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Trust Amendment Proposal is Approved

If the Trust Amendment Proposal is approved, assuming the Extension Amendment Proposal is also approved, the Company shall enter into the Trust Amendment with the Trustee to extend the Liquidation Date. We will then continue to attempt to consummate a Business Combination until the Liquidation Date. WinVest will remain a reporting company under the Exchange Act and its Common Stock, Rights and Public Warrants will remain publicly traded during this time.

Interests of the Initial Stockholders

The existence of financial and personal interests of our Initial Stockholders (including our Sponsor and our directors and officers) may result in a conflict of interest on the part of one or more of the Initial Stockholders between what he, she or it may believe is in the best interests of the Company and its stockholders and what he, she or it may believe is best for himself, herself or itself in determining to recommend that stockholders vote for the proposals. See the section entitled Proposal No. 1 — The Extension Amendment Proposal — Interests of the Initial Stockholders” for a further discussion.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of the issued and outstanding shares of Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Trust Amendment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote all Common Stock owned by them in favor of the Trust Amendment Proposal. As of the date hereof, the Initial Stockholders own an aggregate of 60.3% of the issued and outstanding shares of Common Stock. As a result, approval of the Trust Amendment Proposal will not require the affirmative vote of any shares of Public Stock.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

TRUST AMENDMENT PROPOSAL.

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PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal. In such events, the Charter Extension, the Redemption Limitation Amendment and the Trust Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock who are present in person (including virtually) or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Stockholders intend to vote any Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Stockholders own an aggregate of 60.3% of the issued and outstanding shares of Common Stock. As a result, approval of the Trust Amendment Proposal will not require the affirmative vote of any shares of Public Stock.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of Public Stock that elect to have their Public Stock redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to investors that hold Public Stock as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

●	financial institutions or financial services entities;

●	broker-dealers;

●	S corporations;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents or citizens of the United States;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

●	persons or corporations subject to the alternative minimum tax;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	controlled foreign corporations;

●	corporations that accumulate earnings to avoid U.S. federal income tax;

●	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

●	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

●	passive foreign investment companies or their stockholders.

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This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. We have not sought, and we do not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our Public Stock through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our Public Stock, the U.S. federal income tax treatment of a redemption of such Public Stock generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our Public Stock through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any Unit is separable at the option of the holder, we are treating each share of Public Stock, Public Warrant and Right held by a holder in the form of a single Unit as separate instruments and assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Public Stock that elect to have their Public Stock redeemed for cash as described in the section titled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

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Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Stock that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Stock will depend on whether the redemption qualifies as a sale of the Public Stock redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Stock owned directly, Public Stock owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority Stockholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution as discussed below.

Redemption of Public Stock Treated as Corporate Distribution

If the redemption is treated as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a Redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at a preferable rate. It is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement will prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

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Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Stock as discussed below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Stock will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Stock, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition of Public Stock, a Redeeming U.S. Holder will generally recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Public Stock so redeemed. A Redeeming U.S. Holder’s adjusted tax basis in its Public Stock generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a Unit allocated to a share of Public Stock or the Redeeming U.S. Holder’s initial basis for Public Stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the Public Stock so disposed of exceeds one year. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations. However, it is unclear whether the redemption rights with respect to the Public Stock described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements for long-term capital gain or loss.

If a Redeeming U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming U.S. Holder.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC STOCK PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Public Stock that elect to have their shares redeemed for cash as described in the section titled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Stock that so redeems its Public Stock and is not a Redeeming U.S. Holder.

Tax Treatment of the Redemption — In General

Except as otherwise discussed in this section, the characterization of a redemption for a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be characterized in the same manner as a U.S. Stockholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.”

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

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Redemption of Public Stock Treated as a Corporate Distribution

If the redemption qualifies as a corporate distribution, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, and provided such dividends are not effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (on IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings and profits will constitute a return of capital to the extent of the Redeeming Non-U.S. Holder’s adjusted tax basis in such Redeeming Non-U.S. Holder’s Public Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming Non-U.S. Holder’s Public Stock as discussed below. In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see “— Redemption of Public Stock Treated as a Sale or Other Disposition” below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Redeeming Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Redeeming Non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) on its effectively connected earnings and profits that are not reinvested in the United States.

Redemption of Public Stock Treated as a Sale or Other Disposition

If the redemption qualifies as a sale or other disposition, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal withholding tax in respect of gain recognized on a sale or other disposition of Public Stock unless:

●	the gain is effectively connected with the conduct of a trade or business by the Redeeming Non-U.S. Holder within the United States;

●	the Redeeming Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

●	we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Redeeming Non-U.S. Holder held Public Stock, and, in the case where the shares of Public Stock are regularly traded on an established securities market, the Redeeming Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the shares of Public Stock at any time within the shorter of the five-year period preceding the disposition or such Redeeming Non-U.S. Holder’s holding period for the shares of Public Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Redeeming Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate) on its effectively connected earnings and profits that are not reinvested in the United States. Gain described in the second bullet point above will be subject to a flat 30% U.S. federal income tax rate on the gain derived from the redemption, which gain may be offset by certain U.S. source capital losses for the year.

If the third bullet point above applies to a Redeeming Non-U.S. Holder, gain recognized by such holder on the disposition of the Public Stock will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete a Business Combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

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If a Redeeming Non-U.S. Holder holds different blocks of Public Stock (generally, shares of Public Stock purchased or acquired on different dates or at different prices), such Redeeming Non-U.S. Holder is urged to consult its tax advisors to determine how the above rules apply to such Redeeming Non-U.S. Holder.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any Stockholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Stock.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 15, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock;

●	each of our officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

The following table is based on 4,768,113 shares of Common Stock outstanding as of May 2, 2023. Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants or rights, as these warrants and rights are not exercisable within 60 days of May 2, 2023.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Outstanding Shares of Common Stock
Directors and Named Executive Officers:
Manish Jhunjhunwala	53,576	1.1%
Mark H. Madden	28,000	*
Alok R. Prasad	28,000	*
Lawrence S. Kramer	28,000	*
Elias Mendoza	28,000	*
Edward J. McGowan	28,000	*
Dr. Alex Pentland	28,000	*
Martin Schmidt	28,000	*
Barrie R. Zesiger	28,000	*
All current directors and executive officers as a group (nine individuals)	277,576	5.8%
Certain Stockholders:
WinVest SPAC LLC(2)	2,537,424	53.2%
Owl Creek Asset Management, L.P.(3)	450,000	9.4%

* Less than 1%.

(1)	Unless otherwise noted, the business address of each of our stockholders listed is C/O WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140.

(2)	Consists of shares owned by WinVest SPAC LLC, our sponsor. Jeff LeBlanc, one of our founders, is the sole manager of our sponsor and may be deemed to have beneficial ownership of the shares of Common Stock held directly by our sponsor. Mr. LeBlanc disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)	As reported on a Schedule 13G filed February 9, 2023 by Owl Creek Asset Management, L.P. and Jeffrey A. Altman (collectively, the “Owl Creek Parties”). Each of the Owl Creek Parties holds shared voting and dispositive power over 450,000 shares of our Common Stock and thus may be deemed the beneficial owner of these shares. Each of the Owl Creek Parties disclaims beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Owl Creek Asset Management, L.P. is 640 Fifth Avenue, 20th Floor, New York, NY 10019.

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FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment is filed, our first annual meeting of stockholders will be held no later than December 31, 2023. If either the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and a Business Combination is not consummated, there will be no further annual meetings of the Company. You should direct any proposals to our Chief Executive Officer at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, MA 02140.

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HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, MA 02140, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to our stockholders upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at WinVest Acquisition Corp., 125 Cambridgepark Drive, Suite 301, Cambridge, Massachusetts 02140 or by telephone at (617) 658-3094.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or collect at (203) 658-9400 (for banks and brokers, or by emailing WINV.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than June 5, 2023.

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WINVEST ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

WINVEST ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is “WinVest Acquisition Corp.”

2.	The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 1, 2021 (the “Original Certificate”).

3.	An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 14, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.	An Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 6, 2022.

5.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended.

6.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

7.	The text of Paragraph A of Article Sixth is hereby amended and restated to read in full as follows:

A. Immediately after the IPO, a certain amount of the net offering proceeds received by the Corporation in the IPO (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Registration Statement, shall be deposited in the Trust Fund. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Fund (including the interest earned on the funds held in the Trust Fund) will be released from the Trust Fund until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the IPO Shares if the Corporation is unable to complete its initial Business Combination within 22 months from the closing of the IPO (or up to 27 months, if applicable under the provisions of paragraph (F) of this Article Sixth) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in this Section 6(A). Holders of IPO Shares (whether such IPO Shares were purchased in the IPO or in the secondary market following the IPO and whether or not such holders are officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” If, in accordance with Article Thirteenth, any amendment is made to this this Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the IPO Shares if the Corporation has not consummated an initial Business Combination within 22 months from the closing of the IPO (or up to 27 months, if applicable under the provisions of paragraph F of this Article Sixth or (b) with respect to any other material provisions of this this Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their IPO Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest not previously released to the Corporation to pay its taxes, divided by the number of then-outstanding IPO Shares.

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8. The text of Paragraph F of Article Sixth is hereby amended and restated to read in full as follows:

F. In the event that the Corporation does not consummate a Business Combination upon the date which is the later of (i) 22 months from the closing of the IPO (or up to 27 months from the closing date of the IPO, if applicable, under the provisions of this paragraph (F)) and (ii) such later date as may be approved by the Company’s stockholders in accordance with this Amended and Restated Certificate of Incorporation (in any case, such date being referred to as the “Termination Date”), the Corporation shall (a) cease all operations except for the purposes of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then-stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (b) and (c) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund (less any taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the total number of IPO Shares then outstanding.

Notwithstanding the foregoing or any other provisions of the Articles of this Amended and Restated Certificate of Incorporation, in the event that the Corporation has not consummated an initial Business Combination within 22 months from the closing of the IPO, the Corporation may, without another stockholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to five times by an additional one (1) month (or such shorter period as WinVest SPAC LLC (the “Sponsor”) shall request) each time after the 22 months from the closing of the IPO, by resolution of the Board, if requested by the Sponsor), and upon five days’ advance notice prior to the applicable Termination Date, until 27 months from the closing of the Offering, provided that the Sponsor (or one or more of its affiliates, members or third-party designees, including, but not limited to, any parties to a business combination agreement or their affiliates) (the “Lender”) will lend the Company, and the Company will deposit into the Trust Fund: for each such extension, $65,000 for an aggregate deposit of up to $325,000 (if all five additional extensions are exercised), upon the Company’s drawdown of a non-interest bearing, unsecured promissory note issued by the Corporation to the Lender. If the Corporation completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO. If the Corporation does not complete a Business Combination by the deadline to consummate the Business Combination, such promissory note will be repaid only from funds held outside of the Trust Fund or will be forfeited, eliminated or otherwise forgiven.

A-2

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this        day of              , 2023.

WINVEST ACQUISITION CORP.

By:
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer

A-3

ANNEX B

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WINVEST ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

WINVEST ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the Corporation is “WinVest Acquisition Corp.”

2.	The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 1, 2021 (the “Original Certificate”).

3.	An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 14, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.	An Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 6, 2022.

5.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as amended.

6.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

7.	The text of Paragraph E of Article Sixth is hereby amended and restated to read in full as follows:

E. [RESERVED]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this        day of              , 2023.

WINVEST ACQUISITION CORP.

By:
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer

B-2

ANNEX C

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

OF

WINVEST ACQUISITION CORP.

This Amendment No. 1 (this “Amendment”), dated as of June [●], 2023, to the Investment Management Trust Agreement (as defined below), is made by and between WinVest Acquisition Corp, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of September 14, 2021 (as amended, the “Trust Agreement”);

WHEREAS, $116,150,000 was placed in the Trust Account from the IPO and sale of Private Warrants;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, Section 1(j) of the Trust Agreement provides for the extension of the Applicable Deadline upon receipt of an Extension Letter in a form substantially similar to that attached thereto as Exhibit D;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of at least a majority of the outstanding shares of Common Stock;

WHEREAS, at a special meeting of stockholders held on June 12, 2023, the Company obtained the approval of the holders of at least a majority of the outstanding shares of Common Stock to effect this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to Trust Agreement.

1.1	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i)	Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chairman of the Board or Chief Executive Officer and Chief Financial Officer or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; or (y) July 17, 2023 (the “Applicable Deadline”) (provided, however, that the board of directors of the Company, in its discretion, upon written notice to the Trustee, may extend the Applicable Deadline by up to one month each time on up to five occasions, for up to an additional five months, but in no event to a date later than December 17, 2023 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open)) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Applicable Deadline;

C-1

1.2	Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT D

[Date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Re:	Trust Account – Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between WinVest Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, dated as of September 14, 2021, as amended (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______________ to _______________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $65,000, which will be wired to you, into the Trust Account investments upon receipt.

This is the _____ of up to five Extension Letters.

Very truly yours,

WINVEST ACQUISITION CORP.

By:
Name:
Title:

cc: Chardan Capital Markets, LLC

2.1.	Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.	Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

C-2

PROXY CARD

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED MAY [●], 2023

WinVest Acquisition Corp.

125 Cambridgepark Drive, Suite 301

Cambridge, MA 02140

SPECIAL MEETING

OF STOCKHOLDERS OF WINVEST ACQUISITION CORP.

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated      , 2023, in connection with the special meeting of Stockholders (the “Stockholder Meeting”) of WinVest Acquisition Corp. (“WinVest” or the “Company”) to be held at 10:00 a.m., Eastern Time, on June 12, 2023, via a virtual meeting, and hereby appoints Lawrence S. Kramer and Manish Jhunjhunwala, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of WinVest registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1 — The Extension Amendment Proposal — To amend WinVest’s amended and restated certificate of incorporation to (a) extend the date by which WinVest must consummate a Business Combination from June 17, 2023 to July 17, 2023, and (b) allow the Company, without another stockholder vote, to elect to extend the deadline to consummate a business combination on a monthly basis for up to five times by an additional one month (or such shorter period as may be requested) each time after July 17, 2023, by resolution of the board of directors, if requested by WinVest SPAC LLC, and upon five days’ advance notice prior to the applicable deadline, until December 17, 2023, or a total of up to six months after June 17, 2023, unless the closing of WinVest’s initial business combination shall have occurred. A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend WinVest’s amended and restated certificate of incorporation to eliminate the limitation that WinVest may not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such Business Combination, in order to allow WinVest to redeem public stock irrespective of whether such redemption would cause WinVest’s net tangible assets to fall below $5,000,001. A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3 — The Trust Amendment Proposal — To amend the Company’s Investment Management Trust Agreement, dated September 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with its initial public offering from June 17, 2023 to July 17, 2023, and to allow the Company, without another stockholder vote, to elect to further extend such date on a monthly basis for up to five times from July 17, 2023 to December 17, 2023. A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4 — The Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, of WinVest represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:              , 2023

(Signature):

(Signature if held jointly):

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.